POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ GORDON M. BETHUNE
                              ---------------------------------------
                              Gordon M. Bethune
                              Chairman of the Board, Chief Executive Officer
                               and Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ LAWRENCE W. KELLNER
                              ---------------------------------------
                              Lawrence W. Kellner
                              Executive Vice President and
                              Chief Financial Officer
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ CHRIS T. KENNY
                              ---------------------------------------
                              Chris T. Kenny
                              Staff Vice President and Controller
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ GREGORY D. BRENNEMAN
                              ---------------------------------------
                              Gregory D. Brenneman
                              President, Chief Operating Officer and Director Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ DAVID BONDERMAN
                              ---------------------------------------
                              David Bonderman
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ THOMAS J. BARRACK, JR.
                              ---------------------------------------
                              Thomas J. Barrack, Jr.
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: February 6, 2001


                              /S/ KIRBYJON H. CALDWELL
                              ---------------------------------------
                              Kirbyjon H. Caldwell
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ PATRICK FOLEY
                              ---------------------------------------
                              Patrick Foley
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ DOUGLAS H. MCCORKINDALE
                              ---------------------------------------
                              Douglas H. McCorkindale
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ GEORGE G. C. PARKER
                              ---------------------------------------
                              George G. C. Parker
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February _6, 2001


                              /S/ RICHARD W. POGUE
                              ---------------------------------------
                              Richard W. Pogue
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February _6, 2001


                              /S/ WILLIAM S. PRICE III
                              ---------------------------------------
                              William S. Price III
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ DONALD L. STURM
                              ---------------------------------------
                              Donald L. Sturm
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  February 6, 2001


                              /S/ KAREN HASTIE WILLIAMS
                              ---------------------------------------
                              Karen Hastie Williams
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements from time to time on Form S-3, or other appropriate Form, relating to the offer of up to $3,950,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $859,042,000 unissued balance of pass through certificates under a shelf registration statement of Continental
Airlines, Inc. that became effective in September 2000), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: February  6, 2001


                              /S/ CHARLES A. YAMARONE
                              ---------------------------------------
                              Charles A. Yamarone
                              Director
                              Continental Airlines, Inc.